Summary Prospectus
December 31, 2025

Cboe BZX | PAYR

Federated Hermes Enhanced Income ETF

A Portfolio of Federated Hermes ETF Trust
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedHermes.com/us/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedHermes.com/us, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated December 31, 2025, are incorporated by reference into this Summary Prospectus.

A fund seeking high current income with a secondary objective of capital appreciation by investing primarily in high dividend-paying common stocks with dividend growth potential along with an options overlay strategy.
As with all funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Enhanced Income ETF (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek high current income with a secondary objective of capital appreciation.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Shares (Shares). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution (12b-1) Fee[1]	0.00%
Other Expenses[2]	0.24%
Total Annual Fund Operating Expenses	0.74%
Fee Waivers and/or Expense Reimbursements[3]	(0.34)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.40%
1
 The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur and pay a
Distribution (12b-1) Fee of up to a maximum of 0.25%. No such fee is currently incurred and paid by the the Fund. The Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
2
 Other Expenses are based on estimated amounts for the current fiscal year.
3
 The Adviser and certain of its affiliates have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, tax reclaim recovery expenses, interest expense, taxes, litigation expenses, extraordinary expenses and proxy-related expenses, if any) paid by the Fund (after the waivers and/or reimbursements) will not exceed 0.40% (the “Fee Limit”), up to but not including the later of (the
“Termination Date”): (a) January 1, 2027; or (b) the date of the Fund’s next effective Prospectus.
While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee
Limit increased prior to the Termination Date with the approval of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expenses used to calculate the Fund’s Example do not include fee waivers or expense reimbursements. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$76
3 Years	$237
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period from October 7, 2025 to October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its investment objective by investing primarily in high dividend-paying common stocks with dividend growth potential along with an options overlay strategy.
Equity Portfolio: The Fund generally invests in high dividend-paying large-cap or mid-cap stocks (which are generally defined as of the date of this Prospectus as stocks of companies with market capitalizations above $7 billion and $2 billion, respectively) of U.S. issuers, and may also hold foreign stocks, including depositary receipts. The Fund may also invest in real estate investment trusts. Federated Equity Management Company of Pennsylvania (the “Adviser”) defines high dividend-paying stocks as those with a higher dividend yield than the S&P 500 Index’s average dividend yield. The Adviser’s equity security selection process involves prioritizing stocks based on attractive combinations of dividend yield and dividend growth potential. The Adviser evaluates the dividend growth potential of companies by analyzing their balance sheet, income and cash flow statements, attempting to identify those companies that have the sustainability to both continue to pay dividends and/or grow them over time. The fundamental criteria considered by the Adviser includes, but is not limited to, balance sheet strength, earnings growth and cash flow durability. The Adviser believes that over the long-term, this can be achieved with lower volatility than the broad market, as measured by standard deviation.
Options Overlay: The Fund also uses an options overlay strategy in an effort to generate incremental income in addition to the dividends received through the Fund’s investments in equity securities. The options overlay strategy seeks to generate income by selling a call option on a passive exchange-traded fund (ETF) at a lower strike price and buying another call option at a higher strike price, both with the same expiration date. The Fund earns the premiums of the differences between the “spread” of those call options, which would be treated as additional, or enhanced, income. Such call spreads are intended to reduce the Fund’s volatility and earn options premium as a means to enhance distributions payable to the Fund’s shareholders. The Fund will only buy and sell options contracts that are listed for trading on regulated U.S. exchanges. The Fund may use FLexible EXchange® options (FLEX Options), which are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (OCC). The Fund may also invest in U.S. Treasuries to satisfy any applicable collateral requirements associated with such option writing. Any excess collateral would be expected to typically be “equitized” using market futures to gain equity market exposure.
What are the Main Risks of Investing in the Fund?
All funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance.
■ Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund’s portfolio, performance and Share price.
■ Large-Cap Company Risk. The Fund may invest in large-capitalization (or “large-cap”) companies. Large-cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund’s portfolio, performance and Share price.
■ Counterparty Risk. Counterparty risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■ Risk of Investing in Derivative Contracts. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund seeks exposure or to the performance of the overall securities markets. Derivative contracts may also involve other risks such as stock market, currency and liquidity risks.
Selling or Writing Options Risk. Writing option contracts can result in losses that exceed the seller’s initial premium collected and may lead to additional turnover and higher tax liability. The Fund will incur a loss as a result of writing (selling) options (also known as a short option position) if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position or exits the option. Because of the Fund’s strategy of only coupling written and purchased call options with the same expiration date and different strike prices (known as call spreads), the Fund expects that the maximum potential loss for the Fund for any given spread is limited to the amount between the two strike prices, less the debit from the written call spread.
FLEX Options Risk. In addition to counterparty risk, FLEX Options are subject to the risk that they may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price of the options and may adversely impact the value of your investment. Additionally, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Fund shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Global economic, political and financial conditions including geopolitical and other events (e.g., wars, sanctions and terrorism), legislative changes, industry or economic trends and developments, natural disasters or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, have a significant effect on the economies of many nations, including the U.S., and financial markets generally and cause the Fund to experience volatility, illiquidity, loss of value, shareholder redemptions, and/or other potentially adverse effects.
■ Risk Related to Investing for Dividend Income. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Because a dividend is always a positive contributor to total return, dividend-paying stocks are typically less volatile than non-dividend-paying stocks. Accordingly, the Fund’s performance may lag behind the general market when dividend-paying stocks are out of favor.
■ Risk of Foreign Investing. Because the Fund may invest in securities issued by foreign companies and national governments, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■ Risk of Investing in Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, whether in the United States or in foreign local markets, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■ Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

■ Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
■ Real Estate Investment Trust Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
■ Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
■ Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar-denominated securities.
■ European Union and Eurozone Related Risk. A number of countries in the European Union (EU), including certain countries within the EU that have adopted the euro (Eurozone), have experienced, and may continue to experience, severe economic and financial difficulties. Additional countries within the EU may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■ ETF Risk. As an ETF, the Fund is subject to the following risks:
Authorized Participants Concentration Risk. To the extent that the Fund invests in instruments that trade outside of a collateralized settlement system, it may have a limited number of financial institutions that act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, trading in Shares of the Fund may be significantly diminished, bid-ask spreads may widen, and the market price of Shares may represent a significant discount to net asset value (NAV). To the extent that no Authorized Participants are willing to trade in the Fund’s shares, the Fund may have difficulty maintaining compliance with the requirements of the Exchange necessary to maintain the listing of the Fund, and the Fund may face delisting from the Exchange.
Premium/Discount Risk. There may be times when the market price of the Fund’s Shares is more than the NAV intra-day (i.e., the market price represents a premium to NAV) or less than the NAV intra-day (i.e., the market price represents a discount to NAV) and when bid-ask spreads widen. As a result, shareholders of the Fund may pay more than NAV when purchasing Shares and receive less than NAV when selling Fund Shares. This risk is heightened in times of market volatility and in steep market declines.
Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of Shares. Secondary market trading is subject to bid-ask spreads and trading in Fund Shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell Shares of the Fund. In addition, although the Fund’s Shares are listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained, that bid-ask spreads will be narrow, or that the Fund’s Shares will continue to be listed.
Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its Shares only in large blocks called Creation Units and only to Authorized Participants. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds, rather than in-kind securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. As a result, an investment in the Fund may incur certain transaction costs, including brokerage costs in connection with investing cash received, and may recognize capital gains in connection with cash redemptions, unlike an ETF that effects creations and redemptions only in-kind. In addition, costs could be imposed on the Fund which would have the effect of decreasing the Fund’s net asset value to the extent the costs are not offset by a transaction fee payable by an Authorized Participant.
■ Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to distribute current monthly income. As a result of market, interest rate and other circumstances, the amounts of such distributions may vary widely from month to month and in some months no distribution may be paid at all. There is no assurance that the Fund will make a distribution in any given month. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital and a significant portion of the Fund’s distributions at any point in time may consist of return of capital. A return of capital distribution generally will not be taxable currently but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund Shares on which the distribution was received are sold.
■ New Fund Risk. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.
■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling 1-800-341-7400.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Equity Management Company of Pennsylvania.
The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.
Dana L. Meissner, CFA, FRM and CAIA, Senior Portfolio Manager, has been the Fund’s portfolio manager since August of 2025.
Damian M. McIntyre, CFA, FRM and CAIA, Senior Portfolio Manager, has been the Fund’s portfolio manager since August of 2025.
Daniel Peris, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since August of 2025.
Deborah D. Bickerstaff, Portfolio Manager, has been the Fund’s portfolio manager since August of 2025.
Jared S. Hoff, Senior Portfolio Manager, has been the Fund’s portfolio manager since August of 2025.
Michael R. Tucker, Senior Portfolio Manager, has been the Fund’s portfolio manager since August of 2025.

purchase and sale of fund shares
The Fund is an exchange-traded fund (ETF). Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than net asset value (NAV), Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at FederatedHermes.com/us.
Tax Information
The Fund’s distributions are taxable as ordinary income, qualified dividend income or capital gains, except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Federated Hermes Enhanced Income ETF
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-23730
CUSIP 31423L883
Q457026 (12/25)
© 2025 Federated Hermes, Inc.